Neuberger Berman Equity Funds®

Neuberger Berman Small Cap Growth Fund, Investor Class, Trust Class, Advisor Class, Class A, Class C and Class R3

Supplement to the Prospectuses dated December 19, 2008 and May 15, 2009

The following replaces the second and third paragraphs of the “Portfolio Holdings Policy” section on page 82 of the Investor Class Prospectus, on page 70 of the Trust Class Prospectus and on page 47 of the Advisor Class Prospectus:

The complete portfolio holdings for each Fund (except Genesis Fund) are available at http://www.nb.com/nb/fund_holdings. The complete portfolio holdings for each Fund (except Genesis Fund) are generally posted 15-30 days after month-end. The complete portfolio holdings for Genesis Fund will be posted 15-30 days after the end of each calendar quarter.

Each Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted (Genesis Fund’s holdings will be available for only 15-30 days). Complete portfolio holdings for the Funds will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request

The following replaces the second and third paragraphs of the “Portfolio Holdings Policy” section on page 48 of the Class A and Class C Prospectus and on page 50 of the Class R3 Prospectus:

The complete portfolio holdings for each Fund are available at http://www.nb.com/nb/fund_holdings. The complete portfolio holdings for each Fund are generally posted 15-30 days after month-end.

Each Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

The date of this supplement is September 16, 2009.